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                                                                   EXHIBIT 10.4

                    THIRD AMENDMENT TO AGREEMENT OF MERGER


                 This Third Amendment to Agreement of Merger (this "Amendment") is entered into as of February 28, 1994, by and among WEINGARTEN REALTY INVESTORS, a Texas real estate investment trust (hereinafter called "WRI"), WRI/POST OAK, INC., a Texas corporation (hereinafter called "Newco") (which is a wholly-owned subsidiary of WRI), POST OAK CENTER, INC., a Texas corporation (hereinafter called "POCI"), "B" BUILDING, INC., a Texas corporation (hereinafter called "B Building"), and the POCI Shareholders and B Building Shareholders identified on the signature pages hereof.

                              W I T N E S S E T H:

                              ARTICLE I.  RECITALS

                 WHEREAS, WRI, Newco, POCI, B Building, the POCI Shareholders, and the B Building Shareholders have entered into that certain Agreement of Merger, dated October 1, 1993 (the "Original Agreement");

                 WHEREAS, the Original Agreement was amended by that certain First Amendment to Agreement of Merger, dated December 15, 1993 (the "First Amendment") and was further amended by that certain Second Amendment to Agreement of Merger dated December 22, 1993 (the "Second Amendment"); and

                 WHEREAS, the parties hereto desire to further amend the Original Agreement as hereinafter set forth.

                 NOW, THEREFORE, for and in consideration of the premises, the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                           ARTICLE II.  DEFINITIONS

                 (a) Except as otherwise provided in this Amendment, all terms which are defined in the Original Agreement and the Second Amendment shall, when used in this Amendment, have the same




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respective meanings as are set forth for such defined terms in the Original
Agreement and the Second Amendment.

                 (b) The term "Amended Agreement" shall mean the Original Agreement, as amended by the First Amendment and the Second Amendment and as further amended by this Amendment.

                                  ARTICLE III.

            EXTENSION OF INFORMATION REVIEW PERIOD AND CLOSING DATE

                 (a) All references to "December 15, 1993" contained in the Original Agreement, which became references to "December 22, 1993" by virtue of the First Amendment, and became references to February 28, 1994 by virtue of the Second Amendment, shall now be amended to read March 31, 1994," and, if WRI makes the Second Supplemental Earnest Money Deposit (as defined in
Article IV of this Amendment), shall be further amended to read "April 30, 1994." The provisions of the Original Agreement in which the aforesaid date-changes shall be made include, without limitation, the following:

                 (i) Section 1.3.2, relating to the date by which POCI shall re-designate in writing the Transferred POCI Liabilities;

                 (ii) Section 1.5.1, relating to the date by which a written agreement signed by all POCI Shareholders and B Building Shareholders agreeing to the dollar amount of the Agreed Value of B Building Stock must be submitted to Newco;

                 (iii) Section 2.2, relating to the deadline for Newco to decide, in its sole discretion, whether POCI, B Building, and the Property are satisfactory to Newco so as to proceed with the Closing, and the deadline for Newco to deliver a written notice of termination if it decides not to proceed with the Merger pursuant to such Section 2.2; and

                 (iv) Section 4.1.4, relating to the date by which POCI shall notify Newco of the issuance of additional shares of POCI Stock to current POCI Shareholders in exchange for the cancellation of indebtedness owing from POCI to such POCI Shareholders.

                 (b) All references to "January 31, 1994" contained in the Original Agreement which became references to "March 31, 1994" by virtue of the Second Amendment, shall now be amended to read "April 30, 1994," and, if WRI makes the Second Supplemental Earnest Money Deposit (as defined in Article IV of this Amendment), shall be further amended to read "May 31, 1994." The provisions of the Original Agreement in which the aforesaid date-changes shall be made include, without limitation, the following:





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                 (i)      Section 1.1, relating to the Closing Date; and

                 (ii) Section 2.6, relating to objections to title and survey matters and the date beyond which the Closing Date may not be extended in connection therewith.

                           ARTICLE IV.  EARNEST MONEY

                 (a) Prior to or contemporaneously with the execution of this Amendment, WRI will deposit into escrow, with the Escrow Agent, good funds in the amount of $125,000 (the "First Supplemental Earnest Money Deposit"), the receipt of which amount will be acknowledged by the Escrow Agent's execution of this Amendment.

                 (b) WRI shall have the option, in its sole discretion, to make a further deposit into escrow, with the Escrow Agent, of good funds in the amount of $125,000 (the "Second Supplemental Earnest Money Deposit") at any time on or before March 31, 1994, the receipt of which Second Supplemental Earnest Money Deposit (if such deposit is made) will be acknowledged by the Escrow Agent's execution of a document substantially in the form of Exhibit Z which is attached hereto and incorporated by reference for all purposes. In the event that WRI makes the Second Supplemental Earnest Money Deposit, the date March 31, 1994 shall be amended to read "April 30, 1994," as more particularly provided in Article III(a) of this Amendment, and the date April 30, 1994 shall be amended to read "May 31, 1994," as more particularly provided in Article III(b) of this Amendment.

                 (c) The First Supplemental Earnest Money Deposit and the Second Supplemental Earnest Money Deposit (if such latter deposit is made) shall constitute additional Earnest Money and, as such, shall be deposited, held, paid over to POCI and B Building or refunded to WRI in the same manner and under the same terms and conditions as are applicable to the original Earnest Money which was deposited with the Escrow Agent pursuant to the provisions of the Second Amendment. Further, all provisions of Article VII of the Second Amendment concerning the Escrow Agent shall apply with respect to the Escrow Agent's handling of the First Supplemental Earnest Money Deposit and the Second Supplemental Earnest Money Deposit (if such latter deposit is made).

                           ARTICLE V.  MISCELLANEOUS

                 (a) This Amendment, including Exhibit Z, which is attached hereto together with the Original Agreement, the Schedules referred to in Section 4.1.2 and Section 4.3.2 of the Original





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Agreement and the Exhibits attached to the Original Agreement (other than the
Exhibit H attached thereto) and the Second Amendment, including Exhibit H -- Amended, which is attached thereto, constitute the entire agreement between the parties relating to the subject matter hereof, and they are in full force and effect and valid and subsisting in accordance with their terms. No other written agreements (other than as aforesaid), and no prior or contemporaneous oral promises or representations shall be binding, it being intended that this Amendment (including Exhibit Z) and the Original Agreement (including the aforesaid Schedules and Exhibits) and the Second Amendment (including Exhibit H
- -- Amended) merge all other prior and contemporaneous promises and representations relating to the mergers described in such documents. Contemporaneously with the execution of the Second Amendment, WRI made a loan to POCI and B Building subordinated its rights as lessee under a lease to the liens securing the loan made by WRI. Contemporaneously with execution of this Amendment, WRI and POCI are modifying certain provisions of such first-mentioned loan, and WRI is making an additional loan to POCI, and B Building is subordinating its aforesaid rights as lessee to the revisions made in such first loan and to liens securing such second loan. The loan documents relating to such loans, including, without limitation, those referred to in
Exhibit X, which is attached hereto and incorporated by reference herein, are not merged in this Amendment, and such loan documents are in full force and effect and valid and subsisting in accordance with their terms.

                 (b) The Amended Agreement shall not be amended or changed except by a written instrument signed by all undersigned parties, except that an amendment which does not affect the obligations or rights of the Escrow Agent shall be effective if executed by all of the undersigned parties other than the Escrow Agent.

                 (c) This Amendment may be executed in counterparts and, as executed, shall constitute one agreement binding on all of the parties hereto notwithstanding that all said parties are not signatory to the original or same counterpart.

                 (d) A facsimile, telecopy, or other reproduction of this Amendment may be executed by the parties and shall be considered valid, binding, and effective for all purposes. At the request of any party hereto, the parties agree to execute an original of this Amendment as well as any facsimile, telecopy, or other reproduction.





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                 (e)      In the event of any conflict or inconsistency between
this Amendment and either the Original Agreement or the First Amendment or the Second Amendment, the provisions of this Amendment shall govern and control.

                 IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

WEINGARTEN REALTY INVESTORS               POST OAK CENTER, INC.

By:      /s/  STANFORD ALEXANDER          By:     /s/  MORTON L. SUSMAN
    __________________________________        __________________________________
Name:         Stanford Alexander          Name:        Morton L. Susman
Title:          Chairman/CEO              Title:          President

                                "WRI"                                     "POCI"


WRI/POST OAK, INC.                        "B" BUILDING, INC.


By:      /s/  STANFORD ALEXANDER          By:    /s/  GAYLORD JOHNSON JR.
    __________________________________        __________________________________
Name:         Stanford Alexander          Name:       Gaylord Johnson Jr.
Title:          Chairman/CEO              Title:          President

                              "Newco"                               "B Building"


STEWART TITLE COMPANY,
  HOUSTON DIVISION

By:       /s/  EDWARD S. CUTRER
    __________________________________
Name:          Edward S. Cutrer
Title:       Senior Vice President

                        "Escrow Agent"





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                       POST OAK CENTER, INC. SHAREHOLDERS


                 Each undersigned represents that he, she, or it is a shareholder of Post Oak Center, Inc., and hereby consents to the foregoing Third Amendment to Agreement of Merger.


                                        TEXAS COMMERCE BANK, TRUSTEE OF THE
   /s/  OSCAR S. WYATT, JR.             NINA SUSMAN TRUST (BUT NOT IN
_____________________________________   ANY OTHER CAPACITY)
        Oscar S. Wyatt, Jr.

   /s/  DOUGLAS WYATT, Trustee          By:       /s/  ELLEN TIPTON
_____________________________________      ___________________________________
    Douglas Wyatt, Trustee              Name:         Ellen Tipton
                                        Title:  Vice President and Trust Officer

   /s/  LYNN S. WYATT                            /s/   NINA M. SUSMAN
_____________________________________   ________________________________________
        Lynn S. Wyatt                                  Nina M. Susman


THE ESTATE OF ALEXANDER HART                     /s/   GAYLORD JOHNSON, JR.
SACKTON, DECEASED                       ________________________________________
                                                       Gaylord Johnson, Jr.


BY: NATIONSBANK OF TEXAS, N.A.,
INDEPENDENT EXECUTOR (BUT NOT IN ANY           /s/   STEVEN C. GRANT, Trustee
OTHER CAPACITY)                         ________________________________________
                                        Steven C. Grant, Trustee of the Gaylord
                                           Johnson, Jr. 1979 Children's Trust


By:    /s/  JAMES K. O'CONNELL
_____________________________________            /s/   GAIL J. SERRELL
Name:       James K. O'Connell          ________________________________________
Title:        Vice President                           Gail J. Serrell

                                                 /s/   ROBERT T. SAKOWITZ
                                        ________________________________________
                                                       Robert T. Sakowitz





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                        "B" BUILDING, INC. SHAREHOLDERS


                 Each undersigned represents that he, she, or it is a shareholder of B Building, Inc., and hereby consents to the foregoing Third Amendment to Agreement of Merger.


    /s/  NINA M. SUSMAN                 THE ESTATE OF ALEXANDER HART SACKTON,
___________________________________     DECEASED
         Nina M. Susman

  /s/  ROBERT T. SAKOWITZ               BY: NATIONSBANK OF TEXAS, N.A.,
___________________________________     INDEPENDENT EXECUTOR (BUT NOT IN ANY
       Robert T. Sakowitz               OTHER CAPACITY)

  /s/  GAYLORD JOHNSON, JR.
___________________________________
       Gaylord Johnson, Jr.             By:     /s/  JAMES K. O'CONNELL
                                             ___________________________________
                                        Name:        James K. O'Connell
                                        Title:         Vice President

                                                /s/   GAIL J. SERRELL
                                        ________________________________________
                                                      Gail J. Serrell






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